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PSEG ANNOUNCES SALE OF WATERFORD (OH) ENERGY CENTER

TO AMERICAN ELECTRIC POWER’S

COLUMBUS SOUTHERN POWER COMPANY SUBSIDIARY

(Newark, NJ – May 27, 2005) – Public Service Enterprise Group Incorporated (PSEG) announced today that its subsidiary, PSEG Power LLC, has reached agreement to sell its Waterford Energy Center located in Waterford, Ohio (Washington County), to Columbus Southern Power Company, a subsidiary of American Electric Power Company (AEP). The facility is an 821-megawatt, gas-fired combined cycle electric generating plant that entered commercial operation in the summer of 2003.

Sale price for the facility and inventory is $220 million. The proceeds, together with anticipated reduction in tax liability, will be approximately $300 million and will be used to retire debt. The transaction will result in an after-tax charge to PSEG and PSEG Power earnings, respectively, of approximately $180 million, or about 74 cents per share of PSEG common stock. It will be reflected as a charge to discontinued operations in the second quarter of 2005. However, the charge will not affect PSEG guidance for 2005 earnings from continuing operations of $3.15 to $3.35 per share. It is expected that costs associated with the proposed merger of Exelon and PSEG could reduce 2005 results by as much as 10 cents per share which has not been included in current guidance. The transaction is expected to be accretive to PSEG earnings from continuing operations in 2006.

The sale is subject to approval by the Federal Energy Regulatory Commission, the Securities and Exchange Commission, compliance with the Hart Scott Rodino and Public Utility Holding Company acts, and may also require certain state regulatory approvals in Ohio. It is anticipated that the transaction will close in the third quarter of 2005.

Frank Cassidy, PSEG Power president and chief operating officer, said the sale reflects conditions in wholesale power markets and represents the best course of action for PSEG shareholders, plant employees and the Waterford community.

PSEG Power said it expects a smooth transition to the plant’s new ownership and will work jointly with AEP to minimize any impact on the plant’s employees.

Morgan Stanley served as PSEG Power’s financial advisor for the transaction.

PSEG (NYSE:PEG) is a diversified energy holding company with annual revenues of more than $10 billion. PSEG Power, one of the largest independent power producers in the U.S., owns approximately 14,000 MW of electric generating capacity. PSEG’s other primary subsidiaries are Public Service Electric and Gas Company (PSE&G), New Jersey’s oldest and largest energy distribution utility company, and PSEG Energy Holdings, a holding company for other non-regulated businesses.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving Public Service Enterprise Group Incorporated and Exelon Corporation, including future financial and operating results, the combined company's plans, objectives, expectations and intentions and other statements that are not historical or current facts. Such statements are based upon the current beliefs and expectations of Public Service Enterprise Group Incorporated's and Exelon Corporation's management, are subject to significant risks and uncertainties and may differ materially from actual future experience involving any one or more of such matters. Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the timing of the contemplated merger and the impact of any conditions imposed by regulators in connection with their approval thereof; the failure of Public Service Enterprise Group Incorporated and Exelon Corporation stockholders to make the requisite approvals for the transaction; the risk that the businesses will not be integrated successfully; failure to quickly realize cost-savings from the transaction as a result of technical, logistical, competitive and other factors; the effects of weather; the performance of generating units and transmission systems; the availability and prices for oil, gas, coal, nuclear fuel, capacity and electricity; changes in the markets for electricity and other energy-related commodities; changes in the number of participants and the risk profile of such participants in the energy marketing and trading business; the effectiveness of our risk management and internal controls systems; the effects of regulatory decisions and changes in law; changes in competition in the markets we serve; the ability to recover regulatory assets and other potential stranded costs; the outcomes of litigation and regulatory proceedings or inquiries; the timing and success of efforts to develop domestic and international power projects; conditions of the capital markets and equity markets; advances in technology; changes in accounting standards; changes in interest rates and in financial and foreign currency markets generally; the economic and political climate and growth in the areas in which we conduct our activities; and changes in corporate strategies. While we believe that our forecasts and assumptions are reasonable, we caution that actual results may differ materially. We intend the forward-looking statements to speak only as of the time first made and we do not undertake to update or revise them as more information becomes available. Additional factors that could cause Pu blic Service Enterprise Group Incorporated's and Exelon Corporation's results to differ materially from those described in the forward-looking statements can be found in the 2004 Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2005, of Public Service Enterprise Group Incorporated and Exelon Corporation, as such reports may have been amended, each filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's website, www.sec.gov.

Additional Information

This communication is not a solicitation of a proxy from any security holder of Public Service Enterprise Group Incorporated or Exelon Corporation. Exelon Corporation has filed with the Securities and Exchange Commission a registration statement (File No. 333-122704) that includes a preliminary joint proxy statement/prospectus. A definitive joint proxy statement/prospectus and other relevant documents are expected to be mailed by Public Service Enterprise Group Incorporated and Exelon Corporation to their respective security holders in connection with the proposed merger of Public Service Enterprise Group Incorporated and Exelon Corporation. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED, EXELON CORPORATION AND THE PROPOSED MERGER. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the Securities and Exchange Commission free of charge at the Securities and Exchange Commission's website, www.sec.gov. In addition, a copy of the definitive joint proxy statement/prospectus (when it becomes available) may be obtained free of charge from Public Service Enterprise Group Incorporated, Investor Relations, 80 Park Plaza, P.O. Box 1171, Newark, New Jersey 07101-1171, or from Exelon Corporation, Investor Relations, 10 South Dearborn Street, P.O. Box 805398, Chicago, Illinois 60680-5398.

Participants in Solicitation

Public Service Enterprise Group Incorporated, Exelon Corporation, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Public Service Enterprise Group Incorporated's and Exelon Corporation's directors and executive officers is available in preliminary joint proxy statement/prospectus contained in the above referenced registration statement. OTHER INFORMATION REGARDING THE PARTICIPANTS IN THE PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE, WILL BE CONTAINED IN THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT MATERIALS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WHEN THEY BECOME AVAILABLE.